UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2009

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

2550 Huntington Avenue
Alexandria, VA	22303-1499
(Address of Principal Executive Offices)	(Zip Code)

(703) 960-4600
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement;

On November 4, 2009, VSE Corporation (the “Company”), entered into a Deed of Lease with Metropark 7 LLC for a new headquarters facility at Metropark Complex in Springfield, Virginia, with occupancy to occur in mid-2012.  The complete text of the Deed of Lease is attached hereto as Exhibit 10.1.

Item 9.01.                      Financial Statements and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)   Not applicable

         (d)   Exhibits.

Exhibit

Number                                                                                   Description

 10.1.                        Deed of Lease, dated as of November 4, 2009, between VSE Corporation and Metropark 7 LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      VSE CORPORATION

Date: November 9 , 2009	By: /s/ Thomas. R. Loftus
                     Thomas R. Loftus
                     Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number                                                                                   Description

 10.1.                        Deed of Lease, dated as of November 4, 2009, between VSE Corporation and Metropark 7 LLC.